UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

ALEANNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41164	98-1582153
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

300 Crescent Court, Suite 1860 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 398-2200

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANNA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock	ANNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On April 15, 2026, the Board of Directors of AleAnna, Inc. (the “Company”) appointed Manfredo Bucciol as the Company’s Chief Accounting Officer, pursuant to which Mr. Bucciol serves as the Company’s principal accounting officer, effective April 13, 2026.

Mr. Bucciol, 38, has over 15 years of experience in accounting, audit, and financial reporting with a strong focus on SEC reporting, technical accounting and group consolidation. Previously, Mr. Bucciol served as the Director of Group Consolidation and External Reporting Director at Global Blue from July 2024 to March 2026. Mr. Bucciol also served as the Senior Manager of Group External Reporting at Global Blue Group Holding AG from January 2023 to July 2024. From 2011 to 2023, Mr. Bucciol served in various positions at Ernst & Young, working on external audit engagements for U.S.-listed and multinational clients. Mr. Bucciol received a Master of Science in Accounting, Corporate Finance and Control from Università Bocconi and a Bachelor’s degree in Economics from Università degli Studi di Padova.

Other than the Employment Agreement (as defined below), there are no arrangements or understandings between Mr. Bucciol and any other persons pursuant to which he was selected to serve as the Company’s Chief Accounting Officer. There is no family relationship between Mr. Bucciol and any director or executive officer of the Company. There are no transactions between Mr. Bucciol and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Employment Agreement

On November 24, 2025, the Company entered into an employment agreement with Mr. Bucciol (the “Employment Agreement”), effective as of March 1, 2026, pursuant to which Mr. Bucciol served as the Corporate Controller of the Company. Termination of Mr. Bucciol’s employment is governed by the applicable Confindustria e Federmanager (“CCNL”), as in force at the time of termination.

The Employment Agreement provides that Mr. Bucciol’s annual base salary will be €150,000, paid in thirteen monthly installments. The portion of gross annual salary exceeding the minimum contractual threshold established by the CCNL absorbs any future collective-bargaining increases. Further, Mr. Bucciol is eligible to participate in any short-term incentive plans based on individual or group objectives, in line with the Company’s renumeration policy. The target annual performance-based bonus will be 25% of Mr. Bucciol’s annual base gross salary. Mr. Bucciol is also entitled to participate in the AleAnna, Inc. 2025 Long-Term Incentive Plan (the “2025 Plan”). Pursuant to the Employment Agreement, the Company will provide Mr. Bucciol with a vehicle under a long-term rental agreement up to €1,250, plus value-added tax per year for the duration of his employment. Mr. Bucciol will be entitled to customary employment benefits, including paid vacation as provided by the CCNL. The Employment Agreement also contains customary provisions relating to, among other things, confidentiality and non-solicitation.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

2026 Awards

On April 13, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company granted to certain directors and officers of the Company the following awards under the 2025 Plan, subject to the provisions of the Form of Director Annual Restricted Stock Unit Agreement (Time Vesting Deferral), the Form of Restricted Stock Unit Agreement (Time Vesting), Form of Restricted Stock Unit Agreement (Immediate Vesting), Form of Restricted Stock Unit Agreement (Performance and Time Vesting) and Form of Restricted Stock Unit Agreement (Performance Vesting - 2026). The Retention Restricted Stock Unit Awards (the “Retention RSU Awards”), the Restricted Stock Unit Awards (the “RSU Awards”) and the Restricted Stock Unit Awards (Performance and Time Vesting and Performance Vesting) (the “PRSU Awards”) described in the table below are subject to the terms and conditions of the 2025 Plan and the form of award agreements, the forms of which are attached as Exhibits 10.1 through 10.5, respectively, to this Current Report on Form 8-K.

Name and Title	Retention RSU Award (1)	RSU Award (2)	PRSU Award (3)(4)	Total
Marco Brun, Chief Executive Officer, Director	98,646	-	196,702	295,348
Ivan Ronald, Chief Financial Officer	-	110,954	110,954	221,908
Manfredo Bucciol, Chief Accounting Officer	-	-	8,182	8,182
William Dirks, Executive Director	-	-	30,729	30,729
Graham vant Hoff, Director	-	46,809	-	46,809
Duncan Palmer, Director	-	38,549	-	38,549
Curtis Herbert, Director	-	38,549	-	38,549

(1)	The Retention RSU Awards vested immediately upon grant. Mr. Brun received the Retention RSU Awards pursuant to the Form of Restricted Stock Unit Agreement (Immediate Vesting), which is attached as Exhibit 10.3.

(2)	The RSU Awards are subject to a vesting schedule, whereby (i) for Mr. Ivan Ronald, the RSU Awards will vest in three equal installments, with one-third of the RSU Awards vesting on March 15, 2027, 2028 and 2029, respectively, provided that the reporting is employed by or providing services to the Company or subsidiary through each such date and (ii) for Messrs. vant Hoff, Palmer and Herbert, one hundred percent of the RSU Awards will vest on the earlier of (i) the one year anniversary of the date of grant, or (ii) the next annual meeting of the stockholders, provided that such annual meeting of the stockholders occurs at least 52 weeks following the prior annual meeting of the stockholders, and further provided that the participant is employed by or providing services to the Company or subsidiary on such date. Mr. Ronald received the RSU Award pursuant to the Form of Restricted Stock Unit Agreement (Time Vesting), which is attached as Exhibit 10.1. The aforementioned directors received the RSU Awards pursuant to the Form of Annual Restricted Stock Unit Agreement (Time Vesting Deferral), which is attached as Exhibit 10.2.

(3)

The PRSU Awards will vest based on certain performance milestones set by the Compensation Committee (i) for Mr. Brun, no later than March 15, 2027, the Compensation Committee shall certify the extent to which the performance criteria has been achieved, and to the extent the performance milestones have been achieved, the PRSU Awards that achieved such performance criteria will thereafter vest in three equal installments on March 15, 2027, 2028, and 2029, respectively and (ii) for Messrs. Ronald, Dirks and Bucciol, no later than each of March 15, 2027, 2028, and 2029, the Compensation Committee shall certify the extent to which the performance milestones have been achieved for each Performance Period (as defined in the Form of Restricted Stock Unit Agreement (Performance Vesting - 2026)) and shall determine the number of awarded PRSU Awards that have vested (which date shall be after the end of the applicable Performance Period); provided in each case, the participant is employed by the Company or a subsidiary on such date. Mr. Brun received PRSU Awards pursuant to the (Performance and Time Vesting), the form of which is attached as Exhibit 10.4, and Messrs. Ronald, Dirks and Bucciol received PRSU Awards pursuant to the Form of Restricted Stock Unit Agreement (Performance Vesting - 2026), the form of which is attached as Exhibit 10.5.

The foregoing description of the Form of Annual Restricted Stock Unit Agreement (Time Vesting), the Form of Director Annual Restricted Stock Unit Agreement (Time Vesting Deferral), the Form of Restricted Stock Unit Agreement (Immediate Vesting), the Form of Restricted Stock Unit Agreement (Performance and Time Vesting) and the Form of Restricted Stock Unit Agreement (Performance Vesting - 2026) do not purport to be complete and are qualified in its entirety by reference to the full text of such award agreements, copies of which are filed as Exhibit 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Annual Restricted Stock Unit Agreement (Time Vesting) (Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2025).
10.2	Form of Director Annual Restricted Stock Unit Agreement (Time Vesting Deferral) (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2025).
10.3	Form of Restricted Stock Unit Agreement (Immediate Vesting).
10.4	Form of Restricted Stock Unit Agreement (Performance and Time Vesting).
10.5	Form of Restricted Stock Unit Agreement (Performance Vesting – 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEANNA, INC.

Date: April 17, 2026	By:	/s/ Ivan Ronald
	Name:	Ivan Ronald
	Title:	Chief Financial Officer

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